                           SCHEDULE 14A (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement        [ ]     Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14A-11(c) or Rule 14A-12


                            SYMYX TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:
        (2)    Form, Schedule or Registration Statement No.:
        (3)    Filing Party:
        (4)    Date Filed:

                            SYMYX TECHNOLOGIES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 30, 2001

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SYMYX TECHNOLOGIES, INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 30, 2001, at 9:00 a.m. local time, at 1263 East Arques Ave, Sunnyvale, California 94086 for the following purposes (as more fully described in the Proxy Statement accompanying this Notice):

     1. To elect two (2) Class II directors to serve for terms of three years expiring upon the 2004 Annual Meeting of Stockholders or until their successors are elected.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 2001.

     3. To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 9, 2001 are entitled to notice of and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

                                          FOR THE BOARD OF DIRECTORS

                                          /s/ Steven D. Goldby
                                          STEVEN D. GOLDBY
                                          Chairman
                                          Chief Executive Officer

Santa Clara, California
April 25, 2001

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            SYMYX TECHNOLOGIES, INC.
                            ------------------------

                          PROXY STATEMENT FOR THE 2001
                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 30, 2001
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Symyx Technologies, Inc. (the "Company" or "Symyx"), for use at the Annual Meeting of Stockholders to be held Wednesday, May 30, 2001 at 9:00 a.m. local time, or at any postponement or adjournment thereof (the "Annual Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices at 1263 East Arques Ave, Sunnyvale, California 94086. The Company's telephone number at that location is (408) 764-2000.

     These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, were first mailed on or about April 25, 2001 to all stockholders entitled to vote at the meeting.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on April 9, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 30,274,945 shares of the Company's Common Stock were issued and outstanding and held of record by approximately 287 stockholders. The closing price of the Company's Common Stock on the Record Date as reported by The National Association of Securities Dealers, Inc. Automated Quotation National Market was $15.45 per share.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company, or to the Inspector of Elections at the Annual Meeting a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share held as of the Record Date. Stockholders will not be entitled to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees, without additional compensation, personally or by telephone or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") appointed for the meeting and will determine whether or not a quorum is present.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the record date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is not definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

     Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the two Class II directors, for the confirmation of the appointment of the designated independent auditors, and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Company no later than December 24, 2001 in order that such proposals may be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES FOR DIRECTOR

     Pursuant to the Company's Restated Certificate of Incorporation, the Company's Board of Directors currently consists of nine persons, divided into three classes serving staggered terms of three years. Currently, there are three directors in Class I, three directors in Class II and three directors in Class
III. Two Class II directors are to be elected at the Annual Meeting as Baron Gaulthaus Kraijenhoff has decided not to seek reelection. Effective upon the 2001 Annual Meeting of Stockholders, Baron Gaulthaus Kraijenhoff shall no longer be a director and the size of the Company's Board of Directors will be reduced to eight persons. The Class III and Class I directors will be elected at the Company's 2002 and 2003 Annual Meetings of Stockholders, respectively. Each of the Class II directors elected at the Annual Meeting will hold office until the 2004 Annual Meeting of Stockholders or until a successor has been duly elected and qualified.

     In the event that any of such persons becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

     The names of the two Class II nominees for election to the Board of Directors at the Annual Meeting, their ages as of the Record Date, and certain information about them are set forth below. The names of the current Class I and Class III directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

              NAME                 AGE                 PRINCIPAL OCCUPATION
              ----                 ---                 --------------------
NOMINEES FOR CLASS II DIRECTORS
  Steven D. Goldby...............  60    Chairman of the Board and Chief Executive Officer
  Francois A. L'Eplattenier,       62    Chairman, Novartis Venture Fund
     Ph.D. ......................

CONTINUING CLASS I DIRECTORS
  Thomas R. Baruch(1)............  62    General Partner, CMEA Ventures
  Samuel D. Colella(2)...........  61    Managing Director, Versant Ventures
  Martin Gerstel(1)..............  59    Chairman, Compugen, Ltd.

CONTINUING CLASS III DIRECTORS
  Kenneth J. Nussbacher(1).......  48    Fellow, Affymetrix, Inc.
  Mario M. Rosati(2).............  54    Partner, Wilson Sonsini Goodrich & Rosati
  Peter G. Schultz, Ph.D. .......  44    Head, Novartis Institute for Functional Genomics

---------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

     There are no family relationships among any of the directors or executive officers of the Company

DIRECTORS TO BE ELECTED AT THE ANNUAL MEETING

     Steven D. Goldby has served as our Chairman of the Board and Chief Executive Officer since July 1998. Prior to joining Symyx, Mr. Goldby served as Chief Executive Officer of MDL Information Systems, Inc. from 1987 to July 1998. Mr. Goldby joined MDL Information Systems in 1982 as a Chief Operating Officer. He held numerous management positions at ALZA Corporation from 1968 to 1981 including President of ALZA Pharmaceuticals and President of Dynapol, a subsidiary of ALZA. He is a director of PeopleSoft, Inc. Mr. Goldby holds an A.B. from the University of North Carolina and a J.D. from Georgetown University Law School.

     Francois A. L'Eplattenier has served as one of our directors since October 1996. Since the merger of Ciba-Geigy with Sandoz to form Novartis in 1996, Dr. L'Eplattenier has served as Chairman of the Novartis Venture Fund. Since 1988, Dr. L'Eplattenier has served as a member of the Executive Committee of Ciba-Geigy, where he is responsible for Research and Development of the Group world-wide. From 1981 to 1988, Dr. L'Eplattenier served as Head of Research and Development of Plastics, Pigments and Additives at Geigy. From 1977 to 1981, Dr. L'Eplattenier served as Head of Central Research of Geigy. Dr. L'Eplattenier presently is a member of the Board of the Swiss Federal Institute of Technology. Dr. L'Eplattenier holds an M.S. and Ph.D. from the Swiss Federal Institute of Technology.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE ANNUAL MEETING

     Thomas R. Baruch has served as one of our directors since May 1996. Since 1988, Mr. Baruch has been a general partner of CMEA Ventures, a venture capital firm. From 1990 to 1996, Mr. Baruch also served as a special partner of New Enterprise Associates. Mr. Baruch serves on the boards of directors of Aerogen Inc., Netro Corp., Aclara BioSciences, Inc. and Physiometrix, Inc. Mr. Baruch holds a B.S. from Rensselaer Polytechnic Institute and a J.D. from Capital University.

     Samuel D. Colella has served as one of our directors since August 1997. During 2000, Mr. Colella joined Versant Ventures as a Managing Director. From 1984 to 2000, Mr. Colella was a general partner of Institutional Venture Partners. Mr. Colella also serves as Chairman of Onyx Pharmaceuticals. Mr. Colella holds a B.A. and B.S. from the University of Pittsburgh and an M.B.A. from Stanford University.

     Martin S. Gerstel has served as one of our directors since February 1995. Mr. Gerstel serves as Chairman of Compugen, Ltd. and Co-Chairman of Itamar Medical Ltd. Previously, Mr. Gerstel participated in the founding of ALZA Corporation, where he held numerous positions including President and Chief Operating Officer from 1982 to 1987 and Co-Chairman and Chief Executive Officer from 1987 to 1993. Mr. Gerstel is a director of Teva Pharmaceuticals. Mr. Gerstel holds a B.S. from Yale University and an M.B.A. from Stanford University.

     Kenneth J. Nussbacher has served as one of our directors since February 1995. Mr. Nussbacher has been a Fellow of Affymetrix since August 2000. Previously, Mr. Nussbacher was Executive Vice President of Affymetrix from 1995 to 2000 and was Chief Financial Officer of Affymetrix from 1995 to 1997. From 1989 to 1995, he held several management positions at Affymax, most recently as Executive Vice President for Business and Legal Affairs and Managing Director of Affymax Technologies N.V. Mr. Nussbacher holds a B.S. from Cooper Union and a J.D. from Duke University.

     Mario M. Rosati has served as one of our directors since September 1994. Mr. Rosati has been with the Palo Alto, California law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, since 1971, first as an associate and then as a member since 1975. Mr. Rosati also serves as a director of Aehr Test Systems, Genus, Inc., MyPoints.com, Inc., Sanmina Corporation, The Management Network Group, Inc. and Vivus, Inc. Mr. Rosati holds a B.A. from the University of California, Los Angeles and a J.D. from the University of California, Berkeley, Boalt Hall School of Law.

     Peter G. Schultz, Ph.D. has been one of our directors since January 1996 and is one of our founders. Since November 1998, Dr. Schultz has been Head of the Novartis Institute for Functional Genomics. From 1985 to 1998, Dr. Schultz was Professor of Chemistry at the Lawrence Berkeley Laboratories of the University of California, Berkeley. He holds a B.S. and a Ph.D. from the California Institute of Technology.

VOTE REQUIRED

     The two nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as Class II directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

BOARD MEETINGS, COMMITTEES

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 2000. Each director other than Dr. Schultz and Dr. L'Eplattenier attended at least seventy-five percent of the meetings of the Board and each committee on which the director served during fiscal 2000.

     The Board of Directors has an Audit Committee and Compensation Committee. It does not have a nominating committee or committee performing the functions of a nominating committee. From time to time, the Board has created various ad hoc committees for special purposes. No such committee is currently functioning.

     The Company has an Audit Committee composed of independent directors, as defined in the National Association of Securities Dealers, Inc.'s listing standards, for which information regarding the functions performed by the Committee, its membership, and the number of meetings held during the fiscal year, is set forth in the "Report of the Audit Committee," included in this annual proxy statement. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included in Appendix A.

     The compensation committee held a total of three meetings during fiscal 2000 and consists of Samuel D. Colella and Mario M. Rosati. Isaac Stein was also a member of the Committee prior to his resignation from the Board of Directors, effective July 31, 2000. The compensation committee makes recommendations to the board of directors regarding our stock plans and the compensation of officers. None of the members of the compensation committee is currently, or has ever been at any time since our formation, one of our officers or employees. No member of the compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more officers serving as a member of our board of directors or compensation committee.

COMPENSATION OF DIRECTORS

     Our non-employee directors are reimbursed for expenses incurred in connection with attending board and committee meetings but are not compensated for their services as board or committee members. We have in the past granted non-employee directors options to purchase our common stock pursuant to the terms of our stock plans, and our board continues to have the discretion to grant options to new non-employee directors. Our outside directors each annually receive automatic, nondiscretionary grants of options to purchase 7,500 shares of our common stock.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES SET FORTH HEREIN.

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001, and recommends that stockholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Ernst & Young LLP has audited the Company's financial statements annually since the Company's inception.

FEES PAID OR DUE TO ERNST & YOUNG LLP

     Audit Fees -- Fees paid or due by the Company to Ernst & Young LLP for the 2000 annual audit and quarterly reviews were $131,000.

     Financial Information Systems Design and Implementation -- The Company did not engage Ernst & Young LLP to undertake any financial information systems design and implementation work during the year ended December 31, 2000.

     All Other Fees -- The total of all other fees paid or due by the Company to Ernst & Young LLP for services rendered during 2000 was $74,250, including audit related services of $50,000 and non-audit services of $24,250. Audit related services generally include fees for an employee benefit plan audit, accounting consultations and SEC registration statements.

     Representatives of Ernst & Young LLP are expected to be present at the annual meeting of stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                               EXECUTIVE OFFICERS

     The following table sets forth information as of December 31, 2000 regarding executive officers of the Company.

                 NAME                   AGE                   POSITION
                 ----                   ---                   --------
Steven D. Goldby......................  60     Chairman of the Board and Chief
                                               Executive Officer
Isy Goldwasser........................  30     President and Chief Operating Officer
W. Henry Weinberg, Ph.D. .............  56     Senior Vice President and Chief
                                               Technical Officer
Jeryl L. Hilleman.....................  43     Senior Vice President and Chief
                                               Financial Officer

     Steven D. Goldby biographical information, infra, at Proposal No. 1.

     Isy Goldwasser has served as our President and Chief Operating Officer since February 1998. From February 1996 to February 1998, Mr. Goldwasser served as our Vice President of Corporate Development. From the founding of Symyx until February 1996, he held a business development position with us in which he was responsible for applications development, financing and operations. Mr. Goldwasser holds a B.S. from the Massachusetts Institute of Technology and an M.S. from Stanford University.

     W. Henry Weinberg has served as our Senior Vice President since August 1999 and our Chief Technical officer on a full time basis since March 1996. Dr. Weinberg also previously served as our Vice President from March 1996 to August 1999. Dr. Weinberg is also an Adjunct Professor of Chemical Engineering at the University of California, Santa Barbara. Dr. Weinberg was Professor of Chemical Engineering, Materials Engineering, and Chemistry at the University of California, Santa Barbara from 1989 through September 1999 and was Professor of Chemical Engineering and Chemical Physics at the California Institute of Technology from 1972 until 1989. Dr. Weinberg is a member of the National Academy of Engineering. He holds a B.S. from the University of South Carolina and a Ph.D. from the University of California, Berkeley.

     Jeryl Lynn Hilleman has served as our Senior Vice President since August 1999 and our Chief Financial Officer since June 1997. Ms. Hilleman also previously served as our Vice President from June 1997 to August 1999. From 1992 to 1997, Ms. Hilleman held several senior positions at Geron Corporation, a biopharmaceutical company, including Vice President, Finance and Administration. Ms. Hilleman holds an A.B. from Brown University and an M.B.A. from the Wharton School of Business.

EXECUTIVE OFFICER COMPENSATION

     The following table sets forth the compensation paid by us during 1998, 1999 and 2000 to our Chief Executive Officer and our other executive officers who received compensation of more than $100,000 during 1998, 1999 and 2000:

                                                                 LONG-TERM
                                                                COMPENSATION
                                             ANNUAL       ------------------------
                                          COMPENSATION    RESTRICTED    SECURITIES          ALL
                                          ------------      STOCK       UNDERLYING         OTHER
  NAME AND PRINCIPAL POSITION     YEAR     SALARY($)      AWARDS($)     OPTIONS(#)    COMPENSATION($)
  ---------------------------     ----    ------------    ----------    ----------    ---------------
Steven D. Goldby................  2000      $315,578       $     --      216,724         $     --
  Chief Executive Officer and     1999       262,584             --       88,888               --
  Chairman of the Board           1998       125,040(1)     200,250(2)        --               --
Isy Goldwasser..................  2000       258,123             --      108,390               --
  President and Chief Operating   1999       194,250             --       88,888               --
  Officer                         1998       171,667             --      186,666               --
W. Henry Weinberg, Ph.D. .......  2000       293,026             --      270,890           60,000(4)
  Senior Vice President and
  Chief                           1999       255,717             --       88,888           60,000(4)
  Technical Officer               1998       240,533             --           --          218,620(3)
Jeryl L. Hilleman...............  2000       241,740             --      175,057               --
  Senior Vice President and
  Chief                           1999       194,250             --       88,888               --
  Financial Officer               1998       181,667             --       58,333               --
Peter L. Brooks.................  2000       120,000(5)          --           --           80,000(5)
  Senior Vice President           1999        35,014(6)          --      175,000               --
  Business Development            1998            --             --           --               --

---------------
(1) Mr. Goldby joined Symyx in July 1998. His 1998 annual salary was $250,080.

(2) Mr. Goldby purchased 525,000 shares of common stock at a purchase price of approximately $0.58 per share. The aggregate purchase price was $303,750. If Mr. Goldby's services to Symyx are terminated, Symyx has the option to repurchase the shares at $0.58 per share. This option lapses as to a portion of the shares over time. The repurchase option will lapse for all of the shares in July 2002. The fair market value of our common stock as of December 31, 1998 was $0.96 per share as determined by the board of directors. The appreciated value of Mr. Goldby's shares as of December 31, 1998 was $200,250. The appreciated value is the difference between $0.58 and $0.96, $0.38, multiplied by the number of shares, 525,000.

(3) Consists of a $71,250 housing allowance, $139,870 in relocation reimbursement payments and $7,500 in imputed interest on an interest free loan.

(4) Consists of housing allowance payments.

(5) Mr. Brooks resigned from Symyx effective July 3, 2000. His 2000 annual salary was $240,000 and he received a severance amount of $80,000.

(6) Mr. Brooks joined Symyx in October 1999. His 1999 annual salary was
    $240,000.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information relating to stock options granted during 2000 to our Chief Executive Officer and our other executive officers who received salary compensation of more than $100,000. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are mandated by the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock.

                                                 INDIVIDUAL GRANTS
                                  ------------------------------------------------     POTENTIAL REALIZABLE
                                               PERCENT OF                                VALUE AT ASSUMED
                                                 TOTAL                                   ANNUAL RATES OF
                                  NUMBER OF     OPTIONS                                       STOCK
                                  SECURITIES   GRANTED TO                                APPRECIATION FOR
                                  UNDERLYING   EMPLOYEES    EXERCISE                       OPTION TERM
                                   OPTIONS         IN       PRICE PER   EXPIRATION   ------------------------
              NAME                GRANTED(1)    2000(2)       SHARE        DATE          5%           10%
              ----                ----------   ----------   ---------   ----------   ----------   -----------
Steven D. Goldby................   216,724       10.55%      $57.00      2/28/10     $7,770,206   $19,691,109
Isy Goldwasser..................   108,390        5.28        57.00      2/28/10      3,886,107     9,848,099
W. Henry Weinberg, Ph.D. .......   270,890       13.19        57.00      2/28/10      9,712,219    24,612,524
Jeryl L. Hilleman...............   175,057        8.52        57.00      2/28/10      6,726,319    15,905,329
Peter L. Brooks.................        --          --           --           --             --            --

---------------
(1) We granted the following options to executive officers in January 2001, which have not been included in the above table. The options vest ratably over the vesting period:

                                 NUMBER OF
                                 SECURITIES
                                 UNDERLYING   EXERCISE
                                  OPTIONS     PRICE PER   EXPIRATION        VESTING
             NAME                 GRANTED       SHARE        DATE           PERIOD
             ----                ----------   ---------   ----------   -----------------
Steven D. Goldby...............    50,000      $25.50      1/11/11     1/11/01 - 1/10/05
Isy Goldwasser.................    50,000       25.50      1/11/11     1/11/01 - 1/10/05
W. Henry Weinberg, Ph.D. ......    50,000       25.50      1/11/11     1/11/01 - 1/10/05
Jeryl L. Hilleman..............    40,000       25.50      1/11/11     1/11/01 - 1/10/05

---------------
(2) We granted options to purchase a total of 2,054,105 shares of common stock during 2000.

AGGREGATE OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

     The following table sets forth information for our Chief Executive Officer and our other executive officers who received salary compensation of more than $100,000 in 2000, relating to option exercises in 2000 and the number and value of securities underlying exercisable and unexercisable options held at December 31, 2000:

                                                            NUMBER OF SECURITIES
                                                                 UNDERLYING               VALUE OF UNEXERCISED
                                                           UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                               SHARES                         DECEMBER 31, 2000           DECEMBER 31, 2000(2)
                             ACQUIRED ON      VALUE      ---------------------------   ---------------------------
           NAME               EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----              -----------   -----------   -----------   -------------   -----------   -------------
Steven D. Goldby...........        --       $     --       305,612          --         $2,562,480         --
Isy Goldwasser.............        --             --       228,389          --          3,652,485         --
W. Henry Weinberg..........        --             --       359,778          --          2,562,480         --
Jeryl L. Hilleman..........        --             --       263,945          --          2,562,480         --
Peter L. Brooks............    25,000        616,407            --          --                 --         --

---------------
(1) Value realized reflects the fair market value of our common stock underlying the option on the date of exercise minus the aggregate exercise price of the option.

(2) Value of unexercised in-the-money options are based on a value of $36.00 per share, the last reported sale price of our common stock on the Nasdaq National Market on December 29, 2000, minus the per share exercise price, multiplied by the number of shares underlying the option.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report is provided to stockholders by the Compensation Committee of the Board of Directors:

     The Compensation Committee of the Board of Directors (the "Committee"), comprising two outside directors, is responsible for the administration of the Company's compensation programs. These programs include base salary for executive officers and both annual and long-term incentive compensation programs. The Company's compensation programs are designed to provide a competitive level of total compensation and include incentive and equity ownership opportunities linked to the Company's performance and stockholder return.

     Compensation Philosophy. The Company's overall executive compensation philosophy is based on a series of guiding principles derived from the Company's values, business strategy, and management requirements. These principles are summarized as follows:

     - Provide competitive levels of total compensation which will enable the Company to attract and retain the best possible executive talent;

     - Motivate executives to achieve optimum performance for the Company;

     - Align the financial interest of executives and stockholders through equity-based plans;

     - Provide a total compensation program that recognizes individual contributions as well as overall business results.

     Compensation Program. The Committee is responsible for reviewing and recommending to the Board the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The Committee is also responsible for the administration of the Stock Plan. There are two major components to the Company's executive compensation: base salary and potential cash bonus, as well as potential long-term compensation in the form of stock options. The Committee considers the total current and potential long-term compensation of each executive officer in establishing each element of compensation.

     1. Base Salary. In setting compensation levels for executive officers, the Committee reviews competitive information relating to compensation levels for comparable positions at biotechnology and high technology companies. In addition, the Committee may, from time to time, hire compensation and benefit consultants to assist in developing and reviewing overall salary strategies. Individual executive officer base compensation may vary based on time in position, assessment of individual performance, salary relative to internal and external fairness and the critical nature of the position relative to the success of the Company.

     2. Long-Term Incentives. The Company's Stock Plan provides for the issuance of stock options to officers and employees of the Company to purchase shares of the Company's Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. Stock options are granted to the Company's executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company's equity.

     3. Benefits. The Company provides benefits to the named executive officers that are generally available to all employees of the Company. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for the calendar year 2000 for any executive officer.

2000 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     In determining Mr. Goldby's salary for 2000, the Committee considered competitive compensation data for chairmen and chief executive officers of similar companies within the high technology and biotechnology industries, taking into account Mr. Goldby's experience and knowledge. The Committee determined that it was appropriate to increase Mr. Goldby's annual salary from $265,084 to $325,000, commencing in March 2000.

SECTION 162(M) OF THE INTERNAL REVENUE CODE LIMITATIONS ON EXECUTIVE
COMPENSATION

     In 1993, Section 162(m) was added to the United States Internal Revenue Code of 1986, as amended, (the "Code"). Section 162(m) may limit the Company's ability to deduct for United States federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. No executive officer of the Company received any such compensation in excess of this limit during fiscal 2000.

     It is the opinion of the Committee that the aforementioned compensation policies and structures provide the necessary discipline to properly align the Company's corporate economic performance and the interest of the Company's stockholders with progressive, balanced and competitive executive total compensation practices in an equitable manner.

     The foregoing Committee Report shall not be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                        Respectfully submitted,

                                        The Compensation Committee of the Board
                                        of Directors
                                        Samuel D. Colella
                                        Mario M. Rosati

                                        March 23, 2001

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Committee is governed by a written charter approved by the Board of Directors. A copy of this charter is included as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 and the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence. The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2000. In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

     The foregoing Committee Report shall not be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under this Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                        Respectfully submitted,

                                        The Audit Committee of the Board of
                                        Directors
                                        Thomas R. Baruch
                                        Martin Gerstel
                                        Kenneth J. Nussbacher

                                        March 23, 2001

                           STOCK PERFORMANCE GRAPH(1)

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return of the Nasdaq National Market (U.S.) index for the period beginning on November 18, 1999, the Company's first day of trading after its initial public offering, and ending on December 31, 2000.

                COMPARISON OF 13 MONTH CUMULATIVE TOTAL RETURN*
                        AMONG SYMYX TECHNOLOGIES, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                       AND THE S & P BIOTECHNOLOGY INDEX

                              (PERFORMANCE GRAPH)

* $100 INVESTED ON 11/18/99 IN STOCK OR ON 10/31/99 IN INDEX --
 INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

SYMYX TECHNOLOGIES

                                                    CUMULATIVE TOTAL RETURN
                                                    -----------------------
                                               11/18/1999    12/31/99    12/29/00
                                               ----------    --------    --------
SYMYX TECHNOLOGIES, INC.                         100.00       214.29      257.14
NASDAQ STOCK MARKET (U.S.)                       100.00       136.83       82.33
S & P BIOTECHNOLOGY                              100.00       150.63      143.42

---------------
(1) The Stock Performance Graph and related disclosure are not soliciting material, are not deemed to be filed with the SEC, and are not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in such filing.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Company's Common Stock as of March 15, 2001, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. Except as otherwise noted, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws.

                                                          SHARES BENEFICIALLY OWNED
                                                    --------------------------------------
                                                      TOTAL      SHARES SUBJECT
                 BENEFICIAL OWNER                    NUMBER        TO OPTIONS      PERCENT
                 ----------------                   ---------    --------------    -------
5% STOCKHOLDERS:
Janus Capital Corporation.........................  2,885,415             --         9.5%
  100 Fillmore Street
  Denver, CO 80206-4923

EXECUTIVE OFFICERS AND DIRECTORS:
Steven D. Goldby(1)...............................    670,612        355,612         2.2
Isy Goldwasser....................................    533,944        278,389         1.8
W. Henry Weinberg, Ph.D. .........................    837,355        409,778         2.8
Jeryl L. Hilleman(2)..............................    417,873        303,945         1.4
Thomas R. Baruch..................................     64,108         46,388           *
Samuel D. Colella(3)..............................    672,916          7,500         2.2
Martin Gerstel(4).................................    182,500          7,500           *
Baron Gaulthaus Kraijenhoff.......................     91,089          7,500           *
Francois A. L'Eplattenier.........................     32,500          7,500           *
Kenneth J. Nussbacher(5)..........................    131,500          7,500           *
Mario M. Rosati...................................     17,076          7,500           *
Peter G. Schultz, Ph.D.(6)........................  1,179,453          7,500         3.9
All directors and executive officers as a group
  (12 persons)....................................  4,830,926      1,446,612        16.0

---------------
 *  Less than 1% of the outstanding shares of common stock.

(1) Includes 315,000 shares held by the Steven Goldby and Florence Goldby Trust, of which Mr. Goldby is trustee.

(2) Includes 113,928 shares held by Jeryl L. Hilleman and William A. Albright, Jr. as trustees of the Hilleman/Albright Family Trust.

(3) Includes 469,129 shares held by Institutional Venture Partners VI, L.P., 9,980 shares held by Institutional Venture Management VI, L.P., 115,887 shares held by IVP Founders Fund I, L.P and 4,655 shares held by Colella Family Partners. Mr. Colella is a general partner of each of these entities and disclaims beneficial ownership of these shares except to the extent of his individual partnership interests therein.

(4) Includes 175,000 shares held by Shomar Corporation. Mr. Gerstel and his wife are the sole owners of this entity.

(5) Includes 124,000 shares held by the Kenneth Nussbacher and Loretta Nussbacher Revocable Trust of which Mr. Nussbacher is a Trustee.

(6) Includes 378,888 shares held by George E. Schultz as trustee of the Schultz Children's Trust. Dr. Schultz disclaims beneficial ownership of these shares.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and beneficial owners of more than 10% of the Company's Common Stock to file reports of ownership and reports of changes in the ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms submitted to it during the year ended December 31, 2000 (the "Last Fiscal Year"), the Company believes that, during the Last Fiscal Year, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all section 16(a) requirements, except for Dr Peter Schultz, a director of the Company, who failed to timely file one Form 4 with respect to his purchase of shares in the Company's initial public offering. Dr Schultz filed a Form 4 relating to this transaction in August 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOANS TO OFFICERS

     Prior to the Company's initial public offering in November 1999, the Company implemented a program under which our directors, executive officers and a number of other key employees were permitted to purchase restricted stock or to exercise their outstanding options as to both vested and unvested shares, with unvested shares being subject to a right of repurchase at cost in favor of Symyx in the event of termination of employment prior to vesting of all shares. Under this program, the participants paid the exercise price for their outstanding options pursuant to full recourse promissory notes. The notes bear interest at rates between 4.6% and 6.0% per annum and are due and payable on the earlier of 120 days after termination of the participant's employment with us, or on various dates beginning in February 2003. The principal amounts of each note payable by a director or executive officer are set forth below:

             DIRECTOR OR EXECUTIVE OFFICER                NOTE AMOUNT
             -----------------------------                -----------
Steven D. Goldby........................................   $303,750
Isy Goldwasser..........................................     50,000
W. Henry Weinberg, Ph.D. ...............................     80,000
Jeryl L. Hilleman.......................................     13,500

PAYMENTS TO OFFICERS

     In 2000 we made a housing allowance payment of $60,000 to W. Henry Weinberg, Ph.D. in connection with his employment with us.

CHANGE OF CONTROL AGREEMENTS

     We have entered into change of control agreements with Steven D. Goldby, Isy Goldwasser, W. Henry Weinberg and Jeryl L. Hilleman. In the event of a change of control of Symyx (as defined in the agreements) and the actual or constructive termination of employment, without cause, of the executive within 18 months following the change of control, all outstanding stock options issued to the executive will be accelerated and all of our rights to repurchase their restricted stock will lapse. Under these agreements, constructive termination of employment means the executive's resignation following a reduction in salary, a material reduction in employment-related responsibilities or a requirement to relocate outside the Silicon Valley area.

OTHER TRANSACTIONS

     Mario M. Rosati, one of our directors, is also a member of Wilson Sonsini Goodrich & Rosati, Professional Corporation, which has served as our outside corporate counsel since our formation.

POLICY REGARDING TRANSACTIONS WITH AFFILIATES

     It is our policy that future transactions with affiliates, including any loans we make to our officers, directors, principal stockholders or other affiliates will be on terms no less favorable to us than we could have obtained from unaffiliated third parties. These transactions will be approved by a majority of our board of directors, including a majority of the independent and disinterested members or, if required by law, a majority of our disinterested stockholders.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          Santa Clara, California
                                          April 25, 2000

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

I.  PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: The financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

     - Review and appraise the audit efforts of the Corporation's independent auditors.

     - Provide an open avenue of communication among the independent auditors financial and senior management, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee.

     The audit committee of the board of directors shall have at least one member that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Notwithstanding the above, the audit committee may include one director who is not independent, and is not a current employee or an immediate family member of such employee, if the board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the corporation and its shareholders, and the board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

     "Independent director" has the meaning prescribed by Rule 4200 of the National Association of Securities Dealers, Inc listing standards. Under this rule, "Independent director" means a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

          (a) a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

          (b) a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, and anyone who resides in such person's home;

          (d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

          (e) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

     The members of the Committee shall be elected by the Board until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Corporations financial statements.

IV.  RESPONSIBILITIES AND DUTIES

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure for the directors and shareholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the audit committee shall:

     - Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate (at least annually).

     - Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

     - Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors.

     - Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

     - Review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has:

        (i) reviewed and discussed the audited financial statements with management;

        (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

        (iii) received from the auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed with the auditors the auditors' independence; and

        (iv) on the basis of the review and discussions noted above, recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 10-K for the last fiscal year for filing with the Commission. The printed names of each member of the audit committee must follow this disclosure;

     - Review the Company's disclosure in the proxy statement for its annual meeting of shareholders stating:

        (i) that the Board of Directors has adopted a written charter for the audit committee;

        (ii) whether the audit committee members are "independent," as defined in the NASD's, listing standards, which definition was used and the disclosure of certain information regarding any director (if any) on the audit committee who is not "independent".

     - Include a copy of this Charter in the proxy statement at least triennially or the year after any significant amendment to the Charter.

     - Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

     - Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company.

     - On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

     - Have a clear understanding with the independent auditors that they are ultimately accountable to the board of directors and the audit committee, as representatives of shareholders, and these shareholder representatives' ultimate authority and responsibility is to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     - Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

     - Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     - Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of audit.

     - In consultation with the independent accountants, review the organization's financial reporting policies.

     - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     - Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     - Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

     - Meet independently with both management, and the independent auditors regarding any significant judgments made by management in the preparation of the financial statements and discuss the view of each as to appropriateness of such judgments.

     - Following completion of the annual audit, review separately with each of management, and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     - Review any significant disagreements among management and the independent auditors in connection with the preparation of the financial statements.

     - Review with the independent auditors, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements.

     - Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                            SYMYX TECHNOLOGIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                             WEDNESDAY, MAY 30, 2001
                         9.00 A.M. PACIFIC STANDARD TIME
                            SYMYX TECHNOLOGIES, INC.
                              1263 EAST ARQUES AVE
                               SUNNYVALE, CA 94086



[SYMYX LOGO]  SYMYX TECHNOLOGIES, INC.
              1263 EAST ARQUES AVE,
              SUNNYVALE, CA  94086                        PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 30, 2001

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.

By signing the proxy, you revoke all prior proxies and appoint Mario M. Rosati and Jeryl L. Hilleman, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.



                       SEE REVERSE FOR VOTING INSTRUCTIONS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1.    Election of directors:  01 Steven D. Goldby                                [ ] Vote FOR              [ ] Vote WITHHELD
                              02 Francois A. L'Eplattenier                        all nominees              from all nominees
                                                                                (except as marked)

(Instructions: To withhold authority to vote for any indicated nominee,
write the number(s) of the nominee(s) in the box provided to the right.)         [                          ]

2.  Ratifying the appointment of Ernst & Young LLP as independent auditors of
    the Company for the fiscal year ending December 31, 2001.                    [ ]  For        [ ]  Against      [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box  [ ]
Indicate changes below:            Date ______________________________________


                                   [                                           ]
                                   Signature(s) in Box
                                   Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

                                       21